                                                               Filed Pursuant to
                                                          Rule 424(b)(3) and (c)
                                                              File No. 333-42500

               PROSPECTUS SUPPLEMENT NO. 6 DATED NOVEMBER 20, 2000
                       TO PROSPECTUS DATED AUGUST 3, 2000

                             CONEXANT SYSTEMS, INC.

                                7,651,414 SHARES
                                       OF
                                  COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

         This Prospectus Supplement should be read in conjunction with the Prospectus dated August 3, 2000 (the "Prospectus"). The table on pages 23, 24 and 25 of the Prospectus under the caption "Selling Securityholders" setting forth information concerning the selling securityholders in connection with the HotRail Acquisition is superceded by the following table:

                                                                             COMMON STOCK OWNED           COMMON STOCK
NAME                                                                        PRIOR TO THE OFFERING        OFFERED HEREBY
----                                                                        ---------------------        --------------
HOTRAIL ACQUISITION:
1392551 Ontario Ltd. .................................................               32,421                  32,421
Acuitive, Inc. .......................................................                2,161                   2,161
Adimare, Louis R. ....................................................                  519                     519
Ahn, Daniel H. .......................................................                7,883                   7,883
Ain, Mark Stuart .....................................................                  519                     519
Ain, Ross D. .........................................................                  519                     519
Al-Khaled, Dalal Khaled Zaid..........................................                1,081                   1,081
Al-Khalid, Fahia & Omar Al-Nisif......................................                1,081                   1,081
Al-Khalid, Lulwa & Alya Al-Bahar......................................                1,081                   1,081
Al-Majed, Hussah A. H. ...............................................                1,081                   1,081
Al-Marzouq, Abdulwahab & Nawal Al-Marzouq.............................                1,081                   1,081
Al-Sabah, Mariam Nasser...............................................                  540                     540
Albanese, Glen W. ....................................................                  862                     862
Alexander, Leslie L. IRA..............................................                2,595                   2,595
Allen, Bradley P. and Rebecca J. Allen, Trustees of the Bradley and
Rebecca Allen Trust Dated February 21, 1998                                             865                     865
Alpine Venture Fund, LP...............................................              205,856                 205,856
American Pacific Ventures, Inc. ......................................               10,015                  10,015
Avellar Estates, Ltd..................................................                  324                     324
Averett, James E. Jr., MD/IRA.........................................                  404                     404
Avista Ventures, Inc. ................................................               10,807                  10,807
Bancroft Investments II...............................................                1,038                   1,038
Bancroft Investments III..............................................                1,038                   1,038
Bancroft Partners.....................................................                  519                     519
Barr, John O. Jr. ....................................................                  156                     156
Barshop, Bruce B. ....................................................                  404                     404
Barshop, Jamie L. ....................................................                  404                     404

                                                                         COMMON STOCK
                                                                        OWNED PRIOR TO    COMMON STOCK
NAME                                                                     THE OFFERING    OFFERED HEREBY
----                                                                    --------------   --------------
Barshop, Steven.......................................................          404              404
Baulme, Herve.........................................................          432              432
Baumgartner, Walter F.................................................          540              540
Bean, Brian...........................................................        4,678            4,678
Beans Plus LLC - Finance..............................................        3,087*           3,087
Beans Plus LLC - SM...................................................        2,329*           2,329
Binder Complex Family Trust...........................................          404              404
Blackstone Technology Partners, LLC...................................        4,323            4,323
Bliessener, Merrylee..................................................        1,543            1,543
Boehlke, Robert J. ...................................................          519              519
Bott, Richard H. .....................................................        1,038            1,038
Boyadjieff, George....................................................          519              519
BP Amoco Corporation Master Trust for Employee Pension Plans..........       83,659           83,659
Broadview SLP.........................................................        1,038            1,038
Bucknell University...................................................        2,076            2,076
Builder Investment Partnership........................................          811              811
Bumgarner, Donna S....................................................        1,790            1,790
Burger Family Trust, The DTD 3/25/98..................................          270              270
Buten, Matthew IRA....................................................          104              104
Butler, Cindy S. Trustee, Vadasz Investment Trust dtd 3/15/99.........          519              519
BV Private Equity, Ltd................................................        5,231            5,231
Cameron, James........................................................          519              519
Campbell, Bruce.......................................................          618              618
Campbell, Casey.......................................................          206              206
Campbell, Christopher.................................................          206              206
Campbell, Gordon......................................................      122,778          122,778
Campbell, Kyle........................................................          206              206
Campion, John E. .....................................................        3,401            3,401
Carlsen, Dan..........................................................        1,029            1,029
Carnes, James M. .....................................................          540              540
Carr, Laurence J......................................................        2,022            2,022
Carter, Wiley L. and Nancy M. Carter Trustees of the Wiley L. Carter &
Nancy M. Carter Trust UDT 3/31/83.....................................          104              104
Cast Enterprises......................................................        4,323            4,323
Castle Advisers, L.P. ................................................        1,557            1,557
Centaur Business Inc. BVI.............................................        2,161            2,161
Central Coast Capital Holdings, Inc...................................          721              721
Ch'ien, Raymond K. F..................................................          432              432
Champion International Corporation Defined Benefit & Defined
Contribution Plan Master Trust........................................       32,345           32,345
Chang, Chien C. ......................................................          519              519
Chapman, J. A. and Leta M. Chapman Charitable Trust...................       24,259           24,259
Charter Ventures II, L.P..............................................       34,377           34,377
Chase Venture Capital Associates, L.P.................................    1,209,663        1,209,663
Chavencap, Ltd........................................................       18,852           18,852
Chiruvolu, Ravi.......................................................        1,160            1,160

                                                                         COMMON STOCK
                                                                        OWNED PRIOR TO    COMMON STOCK
NAME                                                                     THE OFFERING    OFFERED HEREBY
----                                                                    --------------   --------------
CIT Group/Equity Investments, Inc.....................................       6,484            6,484
Cohen, Matthew S. ....................................................         519              519
Cohen, Richard........................................................         519              519
Cohen, Richard B......................................................       1,081            1,081
Cohen, Robert D. .....................................................         519              519
Coleman, Bobby W. ....................................................       2,562            2,562
Collins, G. Fulton III Mgmt Trust Dated 12/31/87......................       2,022            2,022
Comerica Bank.........................................................       5,892            5,892
Cooper Revocable Trust DTD 7/26/96....................................         519              519
Corrigan Family Trust U/D/T date June 12, 1984, The...................       1,038            1,038
Costa, Fran...........................................................       1,543            1,543
CPS Employees' Pension Trust..........................................      26,979           26,979
Dailey, Roger E. .....................................................         404              404
Dale, Peter...........................................................         130              130
Davidson, Craig L.....................................................       1,374            1,374
Davidson, Mari........................................................       1,374            1,374
Davis, Jarrett L. III.................................................       2,021            2,021
Daystar Realty Limited................................................         821              821
DeGeorge, Lawrence F. ................................................       5,190            5,190
Del Biaggio III, William J............................................         216              216
Delmon, Edmond S......................................................       4,323            4,323
Dench, Robert H. and Gloria E. Dench, TTEE Dench Living Trust
Dated June 16, 1994...................................................         519              519
Diamond Shamrock Refining and Marketing Company.......................       1,120            1,120
Dolan, A. Barr........................................................      18,852           18,852
Dolch, Volker.........................................................       1,038            1,038
Domescik, Dr. Gerald..................................................         202              202
Domescik, Dr. Gerald P/S Master Trust Northwest Radiology Consultants.         404              404
Dominion Financial LLC................................................      61,749           61,749
Donnelly, Edwin H. MD.................................................         809              809
Dorris, Stephanie.....................................................      10,292           10,292
Douglas, J. Robert IRA Rollover.......................................         404              404
Duenner, Stephen R. and Ruthie B......................................       2,022            2,022
Eberts, Donald........................................................      74,440           74,440
Edelson, Harry........................................................       1,038            1,038
Egan, Richard.........................................................      23,158           23,158
Evans, Matthew........................................................         103              103
F&M Bank & Trust Co., Co-Trustee, Edna P. Langholz 1980 Trust.........         540              540
F&W Investments 1996-II...............................................       6,175            6,175
F&W Investments 2000..................................................       9,357            9,357
FINAMA Private Equity FCPR............................................       6,484            6,484
First Formosa II Technology Investment Corp...........................     331,429          331,429
First Formosa Technology Investment Holding Company Limited...........     107,293          107,293
First Trust Corp. FBO Jerome W. Carlson IRA Account #183315-0001......         270              270

                                                                         COMMON STOCK
                                                                        OWNED PRIOR TO    COMMON STOCK
NAME                                                                     THE OFFERING    OFFERED HEREBY
----                                                                    --------------   --------------
HOTRAIL ACQUISITION:
Foster & Foster.......................................................        8,560            8,560
Fountain, Tracy.......................................................        1,000            1,000
Fu, Kevin J. Irrevocable Trust........................................        2,058            2,058
Fu, Shuiti............................................................        1,029            1,029
Fu-Jing Trust created on November 23, 1999............................      564,161          564,161
Gallagher, Vincent E. IRA MSTC as Custodian...........................          415              415
Gandhi, Gunavati......................................................        4,318            4,318
Goldman - Valerine Family Trust.......................................          519              519
Gorman, Joseph T. ....................................................        1,038            1,038
Gorman, William S.....................................................        5,146            5,146
Gottstein, Bernard J..................................................        2,022            2,022
Goyan-Hart Family Living Trust, Jere E. Goyan or
Linda L. Hart, Trustees...............................................        1,160            1,160
Great American Ventures LLC...........................................        2,161            2,161
Greb, Charles E.......................................................        6,403            6,403
Greene, Natalie F.....................................................           20               20
Grenon-Malzacher LLC..................................................          540              540
Gridley, Linda Bornhuetter............................................          519              519
Gupta, Ram Paul.......................................................          519              519
Gustafson, Corrie S...................................................          292              292
Gutierrez, Salvador O.................................................          540              540
GVC Cayman Corporation................................................       28,608           28,608
H.E. Butt Grocery Company.............................................          560              560
Halff, Alex H.........................................................        1,089            1,089
Halff, Glenn A........................................................           93               93
Halff, Harry A........................................................           93               93
Halff, James A........................................................           94               94
Hall, David M.........................................................          216              216
Harrison, Donald C....................................................        1,160            1,160
Hart, Milledge and Patti..............................................        1,081            1,081
Hartman, Greg.........................................................        1,029            1,029
Head, Andrew M. ......................................................          404              404
Head, John F. Jr. ....................................................          404              404
Hennessy, John M. ....................................................          519              519
Henningsen, Lee A. ...................................................        1,038            1,038
Hershner, Thomas L....................................................          216              216
HFM Charitable Remainder Trust........................................        5,404            5,404
Hill Family Foundation, Inc., The.....................................        1,038            1,038
Hillman, James L......................................................        1,029            1,029
Hix, Thomas C.........................................................        1,029            1,029
Hixon, George C.......................................................        6,204            6,204
Hoang, Tuong..........................................................        1,482            1,482
Holarud Partners 394..................................................        4,043            4,043
Hoover, Mark..........................................................        3,087            3,087
Hou, David C. Trust 2/1/2000, David C. Hou, Trustee...................          648              648
House, David L. ......................................................          104              104
Howard, David L.......................................................        6,204            6,204
Hsieh, H.L............................................................       28,608           28,608

                                                                         COMMON STOCK
                                                                        OWNED PRIOR TO    COMMON STOCK
NAME                                                                     THE OFFERING    OFFERED HEREBY
----                                                                    --------------   --------------
Iacovone, Jack J. ....................................................        862               862
Idanta Partners, Ltd. ................................................      2,076             2,076
Incaval S.A. Panama...................................................      1,945             1,945
Ingrams, LV. & R.A....................................................      1,081             1,081
Innovatech Associates.................................................     14,408**          14,408
Ironwood Partners, Ltd................................................      1,621             1,621
J.S. Robinson Associates..............................................      1,038             1,038
Jacobson, Alexander D. Trustee of the Jacobson Living Trust U/D/T
dated 5/21/86 as Restated 2/5/97......................................        865               865
Jaedicke, Robert K. Family Trust .....................................      1,160             1,160
Jath Oil Company......................................................      4,043             4,043
Jiang, Guoqing "James"................................................      2,599             2,599
Jing, Wen.............................................................        411               411
Joerger, Tricia.......................................................        906               906
Johnson, Roger W. ....................................................        208               208
Johnson, Theodore Gus.................................................        571               571
Jones, Harvey N. .....................................................        519               519
Kallow East International S.A.........................................      3,234             3,234
Kaplan, Marilyn TTEE U/A DTD 11/30/95 by Bernard Blum.................      1,038             1,038
Katz Family Trust, The................................................        519               519
Kawamura, Eiji........................................................      3,880             3,880
Kaye, Eric............................................................      4,678             4,678
Keck, Chad W. IRA.....................................................        519               519
Keilhacker, Kurt......................................................     17,703            17,703
Kenney, Vincent.......................................................        104               104
Kenny, Gerard J. .....................................................        216               216
Kertson, Richard A. & Leanna, Joint Tenants...........................      1,038             1,038
Kiger, F. Gray Jr. ...................................................        519               519
Klatt, Andrew K.......................................................      1,161             1,161
Krinsky, David and Cathy Trustees of the Krinsky Living Trust,
DTD 10/20/95..........................................................        216               216
Kufis, Andrew C.......................................................      2,058             2,058
Kufis, James C........................................................    127,248           127,248
Kufis, James C. Kufis & Carolyn M. Kufis 1988 Trust...................      2,058             2,058
Kyle Investments/A Partnership........................................      2,426             2,426
Ladensohn, David A....................................................        728               728
Ladensohn, Kenneth R..................................................      2,562             2,562
LaFountain, Tad.......................................................        836               836
Lang, Dr. William C. Jr. .............................................        202               202
Lang, Dr. William C. Jr., P.S. Northwest Radiology Consultants........        404               404
Larson, Robert E......................................................     55,381            55,381
Lauder, Gary..........................................................      2,161             2,161
Lawrence, Damon and Marian Trustees of the Lawrence Living Trust,
DTD December 15, 1995.................................................        432               432
Lee, C. Quincy Estate.................................................      2,022             2,022
Lee, Liang Chen.......................................................     21,467            21,467

                                                                         COMMON STOCK
                                                                        OWNED PRIOR TO    COMMON STOCK
NAME                                                                     THE OFFERING    OFFERED HEREBY
----                                                                    --------------   --------------
Leininger, James R....................................................      1,120            1,120
Lepofsky, Robert J. ..................................................      1,038            1,038
Levine, Larry.........................................................        108              108
Levy Family Trust Dtd 2/18/83, The....................................      1,038            1,038
Ligeti, Conner........................................................        618              618
Ligeti, Hunter........................................................        618              618
Ligeti, Kiersten......................................................        618              618
Ligeti, Robert........................................................        618              618
Lin, David Fonglu and Wand H. ........................................      1,038            1,038
Lirola, Bernard IRA, Bear Stearns Securities Corp. Custodian..........        208              208
Long, Junsheng........................................................      1,860            1,860
LOR, Inc..............................................................     20,215           20,215
Lorton, Robert E......................................................      2,022            2,022
Love, Dixie L.........................................................        292              292
Macricostas, Constantine..............................................        519              519
Magid, James I. ......................................................        208              208
Mandaric, Milan.......................................................      2,076            2,076
Marazita, Frank.......................................................     18,054           18,054
Marshall, James R.....................................................      2,903            2,903
Marshall, Joseph......................................................        823              823
Marshall, Robert and Sarane Marshall as Trustees of the
Robert Marshall and Sarane Marshall Trust U/A dated 7/21/94...........     11,276           11,276
Martin, James N.......................................................        540              540
McCombs Family, LLC...................................................      5,163            5,163
McDermott, Robert F...................................................      2,022            2,022
McKee, E. Stanton Jr. ................................................        519              519
McManus, John J. .....................................................        519              519
McNutt, Amy Shelton Charitable Trust..................................      2,562            2,562
McWalters, Agnes......................................................        100              100
McWalters, Kevin......................................................        200              200
McWalters, Robert.....................................................        100              100
Mendicino, V. Frank...................................................     25,429           25,429
Michaelson, John C. ..................................................      4,378            4,378
Mineck, John D. ......................................................        519              519
Moody, J. Roger, Roth IRA.............................................        519              519
Moonan, Jeffrey P. ...................................................        156              156
Moore, Gordon E. & Betty I. Moore, Trustees of the Gordon E. Moore
and Betty I. Moore Trust u/a/d 10/9/73................................      2,076            2,076
Morihiro, Koji........................................................      8,852            8,852
Morse, David..........................................................      1,081            1,081
Mulderig, Jane F. ....................................................        809              809
Nason, Norman A.......................................................      5,146            5,146
Natcan Investment Management..........................................     24,259           24,259
National Bancorp of Alaska, Inc.......................................      8,086            8,086
National Industries Group.............................................      3,242            3,242
NBR - Needham 2 Partnership...........................................      1,401            1,401

                                                                         COMMON STOCK
                                                                        OWNED PRIOR TO    COMMON STOCK
NAME                                                                     THE OFFERING    OFFERED HEREBY
----                                                                    --------------   --------------
Nease, Lawton M. III, CLU.............................................       2,021           2,021
Needham & Company, Inc. ..............................................       4,186           4,186
Needham 1997 Investment LLC...........................................       2,074           2,074
Needham Capital Partners II (Bermuda), L.P............................       1,183           1,183
Needham Capital Partners II, L.P......................................      10,831          10,831
Needham, George A. ...................................................       4,378           4,378
Niedland, Suzanne L. .................................................         519             519
Nissenbaum, Robert....................................................       6,175           6,175
Occhipinti, John C....................................................       7,883           7,883
Occhipinti, Vincent M.................................................      55,381          55,381
Olmos Partners........................................................       2,426           2,426
Onopchenco, Laura.....................................................       3,190           3,190
Ontario Teachers' Pension Plan Board..................................     974,898         974,898
Pacific Coast Investors, Ltd..........................................     262,980         262,980
Pantazelos, Peter G. .................................................         259             259
Pao, Henry C. and Deborah Y. Trust Dtd 10/4/83........................         519             519
Pasternoster, Paul....................................................       3,911           3,911
Patil, Suhas S. ......................................................       1,038           1,038
Perlegos, George & Angeliki...........................................         519             519
Perlegos, Gust........................................................         519             519
Phoenix Leasing Incorporated..........................................       7,071           7,071
Pictet & Cie (as nominee).............................................         865             865
Poirer, Lynn..........................................................         111             111
Poitras, James P. ....................................................         519             519
Ponce, Silvia A. .....................................................         519             519
Poppa, Ryal Robert....................................................         519             519
Positioning Strategies................................................       3,430           3,430
Price, Peter R. ......................................................         865             865
Prior, John J. Jr. ...................................................       3,859           3,859
Public Institution for Social Security - Kuwait.......................       8,208           8,208
Pywood Investment Corporation.........................................       1,297           1,297
Race, Stephen M.......................................................          41              41
Ragland, Ronad E. & Linda C. .........................................         519             519
Ready, Matt...........................................................       1,029           1,029
Rees/Source Ventures #13, LLC.........................................      27,814          27,814
Rees/Source Ventures Limited Partnership #7...........................         809             809
Rees/Source Ventures, Inc.............................................       1,030           1,030
Regime de rentes du Mouvement des Caisses.............................      21,614          21,614
Reinhold, Walter B. ..................................................       1,038           1,038
Reiser, Robert E. Jr. IRA.............................................          81              81
Revocable Living Trust of Wesley C. Pickard 9/25/96...................         324             324
Ridley, Judy L........................................................       2,058           2,058
Robertson Stephens Inc. FBO U.S. Small Business Administration........      38,685          38,685
Robinson Partners.....................................................       1,038           1,038
Robinson, James S. Trust u/a Dtd 1/1/82...............................         519             519
Rogan, Paul...........................................................         519             519
Rollins Investment Fund...............................................      10,807          10,807

                                                                         COMMON STOCK
                                                                        OWNED PRIOR TO    COMMON STOCK
NAME                                                                     THE OFFERING    OFFERED HEREBY
----                                                                    --------------   --------------
Rollins, Gary W.......................................................       2,161           2,161
Rollins, R. Randall...................................................       2,161           2,161
Roselli, Robert.......................................................       2,161           2,161
Rothschild Bank AG, Acting as nominee.................................         865             865
Royal Bank of Canada..................................................      21,614          21,614
S. Barshop Investments, Ltd...........................................       2,830           2,830
Saad Investments Company Limited......................................      10,807          10,807
Saalfield, James......................................................         519             519
Salient Investment L.T.D..............................................       1,081           1,081
Sanderson, Stuart W. .................................................         208             208
Sasca Investissement..................................................       1,729           1,729
Saxe, Jon S. & Myrna G. Marshall 1997 Trust...........................         259             259
Schroeder Family Trust, The...........................................       1,038           1,038
Schwarzer, Fred M.....................................................       1,160           1,160
Schweichler Associates................................................       2,058*          2,058
Seaver Partners.......................................................         519             519
Seawell, A. Brooke....................................................         259             259
Selby Venture Partners, L.P...........................................      25,160          25,160
Selby, Richard........................................................         324             324
Select Ventures, L.L.C................................................         270             270
Semmes Partnership, Ltd...............................................       2,887           2,887
Senner, Valerie.......................................................       2,210           2,210
Sentry Insurance a Mutual Company.....................................       8,646           8,646
Shetler, Joy..........................................................         205             205
Shields Jr., Thomas A. Trustee u/d/t 4-14-1999........................         270             270
Shoemaker Family Partner..............................................         259             259
Shriner, Donald R.....................................................       5,146           5,146
Singh, Prithipal & Rajinder K. Singh, Trustees, Singh Trust UDT
April 17, 1986........................................................         415             415
Smart, J. Larry & Cheryl L. as Trustees of the J. Larry &
Cheryl L. Smart Revocable Trust dtd March 29, 1995....................         519             519
Smith, Roger Living Trust.............................................         324             324
Smith, Walstein Bennett III...........................................       2,058           2,058
Spersibs L.P..........................................................       4,043           4,043
Staebler, Michael.....................................................         162             162
State Street Bank and Trust Company as Trustee for Equifax, Inc.
U.S. Retirement Income Plan...........................................      26,979          26,979
Stein, A.J. Trust, The, UTD dated Oct. 14, 1983.......................       1,038           1,038
Stern, Jonathan.......................................................         404             404
Stewart, John G.......................................................       4,323           4,323
Strauch, C.S. & Nan Y. Living Trust dated 10/26/82....................         519             519
Stumberg, Diana M.....................................................         432             432
Stumberg, Eric B......................................................         432             432
Stumberg, Jr., Louis H................................................         432             432
Stumberg, Mary Pat....................................................         865             865
Sutherlin, Michael W. & Mary Lynn Sutherlin Trustees under
Declaration of Trust Dtd 8/8/97.......................................         519             519
Synergy Inc. Retirement Plan Trust....................................       2,698           2,698

                                                                         COMMON STOCK
                                                                        OWNED PRIOR TO    COMMON STOCK
NAME                                                                     THE OFFERING    OFFERED HEREBY
----                                                                    --------------   --------------
Tamarind Investments, Ltd.............................................        2,161            2,161
Techfund Capital II, L.P..............................................      187,249          187,249
Techfund Capital Management II, LLC...................................        8,401            8,401
Techfund Capital Management, LLC......................................       16,983           16,983
Techfund Capital, L.P.................................................      185,271          185,271
Technology Ventures Investment Fund, LLC..............................        3,242            3,242
Testa, Richard J. ....................................................          104              104
Therrien, Robert J. ..................................................        1,038            1,038
Thornton, Sally B. Trust Dtd 8/14/91..................................          519              519
Tinicum Investors.....................................................        1,038            1,038
Tomita, Lane..........................................................        2,187            2,187
Tompkins Family Trust, The DTD 3/16/90................................          519              519
Townes, David K. IRA..................................................          156              156
Trapani, Lisa C.......................................................          823              823
Trimble Navigation Limited Non Qualified Compensation Plan FBO
Charles R. Trimble....................................................          259              259
Trimble, Charles R. Separate Property Trust...........................          259              259
Trinity University....................................................       10,247           10,247
University of Tennessee, The..........................................       16,172           16,172
U.S Small Business Administration ....................................      140,637          140,637
USAA Investment Management Company....................................       42,422           42,422
Van Der Wansem, Paul J. ..............................................          519              519
Van Horne, Charles H..................................................          216              216
Varner, Roseanne Hirsch...............................................          519              519
Vaughn, David E.......................................................          270              270
Veerappan, Armachalam.................................................        3,742            3,742
Venkatesh Family Living Trust.........................................          324              324
Venture Lending & Leasing II, Inc.....................................       18,278           18,278
Venture Lending & Leasing, Inc........................................        7,833            7,833
Viel et Cie...........................................................        1,081            1,081
Vonderschmitt, Bernard & Theresa Trust dtd 1/4/96.....................        1,038            1,038
Wade Family Trust.....................................................        1,038            1,038
Wah, Wong Ying........................................................       68,962           68,962
Wang, Manzhen.........................................................        1,029            1,029
Wasserstein Adelson Ventures, L.P.....................................      271,356          271,356
Weathers, William J. II...............................................          121              121
Weiskopf Silver & Co. ................................................          778              778
Wellington Trust, Robert Cohn, Trustee ...............................        1,160            1,160
Whims, James..........................................................       14,303           14,303
Whims, Robert.........................................................        1,000            1,000
Whims, Timothy........................................................        1,000            1,000
Wierenga, Ellie.......................................................          233              233
Willis, Mary Ellen....................................................        1,081            1,081
Wilson, Robert C......................................................          519              519
Witter, Michael.......................................................          519              519
Wolfson Family Trust..................................................        1,081            1,081
Woodside Fund III SBIC, L.P...........................................       50,272           50,272
Woodside Fund IV L.P..................................................       42,105           42,105
WPEP Ventures, LLC....................................................        9,357            9,357
Wu, Kuo-Yong..........................................................        7,163            7,163
Wu, Yung-Fnng.........................................................       28,608           28,608
Xanadu Partners.......................................................        1,038            1,038
Yeah, Solomon.........................................................        7,163            7,163
Yost, Mary L. ........................................................          809              809
Zafran Family Trust 12/10/95 Alan & Judy Zafran, Trustees.............          216              216
Zuckerman, Matthew....................................................        4,652            4,652
                                                                          ---------        ---------
     Total............................................................    6,529,885        6,529,885
                                                                          =========        =========

--------------
 *   Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.

                                                                               COMMON STOCK OWNED          COMMON STOCK
NAME                                                                        PRIOR TO THE OFFERING        OFFERED HEREBY
----                                                                        ---------------------        --------------
WPEP Ventures, LLC....................................................                      9,357                9,357
Wu, Kuo-Yong..........................................................                      7,163                7,163
Wu, Yung-Fnng.........................................................                     28,608               28,608
Xanadu Partners.......................................................                      1,038                1,038
Yeah, Solomon.........................................................                      7,163                7,163
Yost, Mary L. ........................................................                        809                   809
Zafran Family Trust 12/10/95 Alan & Judy Zafran, Trustees.............                        216                   216
Zuckerman, Matthew....................................................                      4,652                4,652
                                                                                            -----                -----
     Total............................................................                  6,529,885             6,529,885
                                                                                        =========             =========


 *   Options to purchase our common stock held prior to the offering.

** 50% of these shares represent options to purchase our common stock held prior to the offering.